DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Pennsylvania Municipal Money Market Fund. For its annual reporting period ended September 30, 1996, your Fund provided an annualized yield of 2.99%. Income dividends exempt from Federal and Commonwealth of Pennsylvania personal income taxes of approximately $.03 per share were paid to shareholders.* Reinvesting these dividends and calculating the effect of compounding resulted in an annualized effective yield of 3.03%.**
    Data over the past few months have largely continued to show a strong U.S. economy, although there were some signs of softening as September drew to a close. Real Gross Domestic Product (GDP) rose 2.1% in the first quarter of 1996, 4.8% in the second. Housing sales remained relatively robust, and consumer confidence was high. The big news came on the job front in August, as hourly wages rose by six cents and unemployment dropped to 5.1%, a new low for this business cycle. Signs of a slowdown began to appear in the September job data, which indicated mild declines in nonfarm and manufacturing payrolls, along with modest gains in private sector employment. Summer retail sales figures were also somewhat sluggish, new factory orders dropped in August, and the widely watched purchasing managers' Index showed a deceleration in factory activity.
    Nonetheless, it was far from certain that the economy was retrenching. Once again, inconclusive economic evidence - and conflicting statements from Federal Reserve Board ("the Fed") officials - gave rise to the market's favorite pastime: guessing what the Fed would do with short-term interest rates at its next meeting. Many, if not most, market participants believed the Fed would raise rates slightly, perhaps by 1/2 or 1/4 percentage point. In fact, the Fed left the Fed Funds rate unchanged, believing the economy would soon slow enough to dampen any inflationary forces that might be building.
    In the money market nationwide, expectations for a Fed interest-rate hike led to somewhat higher yields throughout most of the period. Yields had already been inching up since March, when the first robust employment growth figures of 1996 were announced. More specifically, in Pennsylvania, the economy has been enjoying a slow recovery from the recession earlier this decade, until its unemployment is about level with the national figures and still declining. Manufacturing has modernized, and hotel, restaurant and health-care companies are booming.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    If one were to trace the trend in short-term municipal rates over this most recent six-month period, the direction would mirror closely the changes in supply and demand conditions. The six-month cycle would reflect: price weakness/higher rates in April as investors tapped their money market funds to pay income taxes, market strength in late June/early July as $9 billion in notes maturities left the market, price weakness and buying opportunities in late July due to inflationary concerns and the added supply of summer financings. These technical influences continue to be the overriding factor affecting municipal money rates.
    These conditions, coupled with action(s) taken by the Federal Reserve Board, provide the framework for our investment strategy-both on a day-to-day basis and looking ahead over a one-year horizon. In late April, the short-term market exhibited signs of weakness as a result of redemptions due to tax payments. While this supply/demand imbalance was only temporary, it translated, for a time, into higher yields on short-term securities. During this period, the purchase of attractively yielding Pennsylvania-exempt commercial paper in the 60- to 90-day range allowed us to capture returns similar to those on one-year issues.
    The opportunity for the market to commit to the longer note issues appeared in July and August. We did, to some extent, participate in these offerings which resulted in an extension of your Fund's average maturity to the 70-day range. We will take advantage of any additional buying opportunities that represent an attractive return as we monitor potential Fed activity and any other significant changes in the municipal market. All new investments will continue to meet the high credit quality standards which we require and to provide a significant level of liquidity, commensurate with the needs of your Fund.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 15, 1996
New York, N.Y.

* Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
**Annualized effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                SEPTEMBER 30, 1996
                                                                                                      PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                           AMOUNT        VALUE
                                                                                                        -------     -------
PENNSYLVANIA-96.6%
Allegheny County Hospital Development Authority, VRDN (Saint Francis Medical
Center)
    4%, Series A (LOC; First National Bank of Chicago) (a,b)................                     $    5,000,000  $ 5,000,000
Allegheny County Port Authority, GAN 3.90%, Series A, 6/30/97 (LOC; PNC Bank) (a)                     3,000,000    3,000,000
Beaver County Industrial Development Authority, PCR, Refunding, CP
    (Duquesne Light Co. Project) 3.60%, 10/22/96 (LOC; Swiss Bank Corp.) (a)                          2,000,000    2,000,000
Cambria County Hospital Development Authority, HR
    (Mercy Hospital Johnstown Project)
    4.25%, 3/1/97 (LOC; Bank of Tokyo-Mitsubishi) (a).......................                          5,770,000    5,770,000
Carbon County Industrial Development Authority, RRR, CP (Panther Creek
Partners):
    3.55%, 10/15/96 (LOC; National Westminster Bank) (a)....................                          5,000,000    5,000,000
    3.70%, Series B, 10/23/96 (LOC; National Westminster Bank) (a)..........                          3,350,000    3,350,000
Columbia County Industrial Development Authority, IDR, VRDN (Kleerdex Co.
Project)
    4.35% (LOC; Bank of Tokyo-Mitsubishi) (a,b).............................                          1,000,000    1,000,000
Delaware County Authority, HR, VRDN (Medical Center)
    3.875% (LOC; Norwest Bank of Minnesota) (a,b)...........................                          3,900,000    3,900,000
Delaware County Industrial Development Authority:
    PCR:
      Refunding, CP (Philadelphia Electric):
          3.50%, Series B, 10/17/96 (Insured and Liquidity Facility; FGIC)..                          3,000,000    3,000,000
          3.55%, Series B, 10/18/96 (Insured and Liquidity Facility; FGIC)..                          3,400,000    3,400,000
      VRDN (British Petroleum Oil Inc. Project)
          3.95% (Corp. Guaranty; British Petroleum Oil, Inc.)...............                          1,000,000    1,000,000
    Solid Waste Revenue, VRDN (Scott Paper Co.)
      3.80%, Series A (Corp. Guaranty; Kimberly-Clark Corp.) (b)............                          5,000,000    5,000,000
Emmaus General Authority, Revenue, VRDN:
    3.95%, Series E-6 (LOC; Canadian Imperial Bank of Commerce) (a,b).......                          1,000,000    1,000,000
    3.95%, Series F-7 (LOC; Marine Midland Bank) (a,b)......................                          3,000,000    3,000,000
    3.95%, Series F-8 (LOC; Marine Midland Bank) (a,b)......................                          5,000,000    5,000,000
    3.95%, Series G-5 (LOC; Marine Midland Bank) (a,b)......................                          3,800,000    3,800,000
Erie County Industrial Development Authority, Revenue, VRDN
    (McInnes Steel Co. Project) 4% (LOC; Huntington National Bank) (a,b)....                          1,400,000    1,400,000
Lehigh County Industrial Development Authority, Industrial and Commercial
    Development Revenue, VRDN (Radnor/Lehigh Corp. Project)
    3.925% (LOC; Dresdner Bank) (a,b).......................................                          8,280,000    8,280,000
Pennsylvania Economic Development Financing Authority, EDR, VRDN
    (Leonard H. Berenfield) 4%, Series C (LOC; Pittsburgh National Bank of Ohio) (a,b)                1,883,600    1,883,600
Pennsylvania Energy Development Authority, Energy Development Revenue, VRDN
    (B and W Ebensburg Project) 3.90% (LOC; Swiss Bank Corp.) (a,b).........                          6,000,000    6,000,000

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       SEPTEMBER 30, 1996
                                                                                                      PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                      AMOUNT       VALUE
                                                                                                        -------      -------
PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN:
    3.70%, Series C (LOC; Student Loan Marketing Association) (a,b).........                     $    4,200,000  $ 4,200,000
    3.90%, Series B (LOC; Student Loan Marketing Association) (a,b).........                         12,700,000   12,700,000
Pennsylvania Higher Educational Facilities Authority,
    College and University Revenues, Refunding, VRDN (College of Optometry)
    3.55% (LOC; First Union National Bank of North Carolina) (a,b)..........                          3,790,000    3,790,000
Philadelphia, TRAN 4.50%, Series A, 6/30/97.................................                          2,500,000    2,509,843
Philadelphia School District, TRAN 4.50%, 6/30/97...........................                          5,000,000    5,017,938
Schuylkill County Industrial Development Authority, VRDN:
    RRR (Westwood Energy Property Project) 4.15% (LOC; Fuji Bank) (a,b).....                          6,400,000    6,400,000
    Revenue (Pine Grove Landfill Inc.) 4.05%, Series B (LOC; Meridian BankCorp) (a,b)                 6,700,000    6,700,000
Sewickley Valley Hospital Authority, Revenue, Refunding
    3.60%, Series B, 12/16/96 (LOC; Pittsburgh National Bank) (a)...........                          2,990,000    2,990,000
Temple University of the Commonwealth System of Higher Education
    4.625%, 5/20/97.........................................................                          6,000,000    6,032,936
University of Penn State 4%, Series A, 12/18/96.............................                          5,000,000    5,003,568
Venango Industrial Development Authority, RRR, Refunding, CP (Scrubgrass
Project):
    3.70%, Series B, 10/16/96 (LOC; National Westminster Bank) (a)..........                          2,700,000    2,700,000
    3.60%, Series B, 11/21/96 (LOC; National Westminster Bank) (a)..........                          3,000,000    3,000,000
Warren County Hospital Authority, Revenue, VRDN (Warren General Hospital
Project)
    3.85%, Series B (LOC; Pittsburgh National Bank) (a,b)...................                          1,000,000    1,000,000
Westmoreland County Industrial Development Authority, Revenue, VRDN
    (Solidur Plastics Real Estate Project) 4% (LOC; Pittsburgh National Bank) (a,b)                   1,000,000    1,000,000
York General Authority, Pooled Finance Revenue, VRDN
    3.65% (LOC; First Union National Bank of North Carolina) (a,b)..........                          6,000,000    6,000,000
U.S. RELATED-3.4%
Commonwealth of Puerto Rico Government Development Bank, CP 3.60%, 10/23/96.                          5,000,000    5,000,000
                                                                                                                     -------
TOTAL INVESTMENTS (cost $145,827,885).......................................                                    $145,827,885
                                                                                                                     =======



DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

SUMMARY OF ABBREVIATIONS
CP            Commercial Paper                                   LOC      Letter of Credit
EDR           Economic Development Revenue                       PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RRR      Resources Recovery Revenue
GAN           Grant Anticipation Notes                           TRAN     Tax and Revenue Anticipation Notes
HR            Hospital Revenue                                   VRDN     Variable Rate Demand Notes
IDR           Industrial Development Revenue


SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                             OR                STANDARD & POOR'S                       PERCENTAGE OF VALUE
-----                                                 ----------                                 -----------
VMIG1/MIG1, P1 (c)                                    SP1+/SP1, A1+/A1 (c)                          93.0%
Aaa/Aa (d)                                            AAA/AA (d)                                     7.0
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit. At September 30, 1996, 72.3% of the
    Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies, of which Student Loan
    Marketing Association provided letters of credit to 11.1% of the Fund's net assets.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.





See notes to financial statements.


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                     SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                    $145,827,885
    Cash....................................................................                                       5,339,787
    Interest receivable.....................................................                                         858,317
    Prepaid expenses........................................................                                           5,402
                                                                                                                     -------
                                                                                                                 152,031,391
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                       $     73,979
    Accrued expenses........................................................                             39,370      113,349
                                                                                                         ------      -------
NET ASSETS..................................................................                                    $151,918,042
                                                                                                                     =======
REPRESENTED BY:
    Paid-in capital.........................................................                                    $151,939,547
    Accumulated net realized (loss) on investments..........................                                         (21,505)
                                                                                                                     -------
NET ASSETS at value applicable to 151,939,547 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest authorized)                              $151,918,042
                                                                                                                     =======
NET ASSET VALUE, offering and redemption price per share
    ($151,918,042 / 151,939,547 shares).....................................                                           $1.00
                                                                                                                         ===
STATEMENT OF OPERATIONS                                                                        YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                    $  5,466,868
    EXPENSES:
      Management fee-Note 2(a)..............................................                        $   743,415
      Shareholder servicing costs-Note 2(b).................................                            176,834
      Professional fees.....................................................                             43,918
      Custodian fees........................................................                             17,930
      Registration fees.....................................................                              9,372
      Trustees' fees and expenses-Note 2(c).................................                              8,775
      Prospectus and shareholders' reports..................................                              7,297
      Miscellaneous.........................................................                             10,091
                                                                                                         ------
            TOTAL EXPENSES..................................................                          1,017,632
      Less-reduction in management fee due to undertakings-Note 2(a)........                             12,839
                                                                                                         ------
            NET EXPENSES....................................................                                       1,004,793
                                                                                                                     -------
            INVESTMENT INCOME-NET...........................................                                       4,462,075
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized gain on investments-Note 1(b)..............................                     $          107
    Net unrealized (depreciation) on investments............................                               (115)
                                                                                                         ------
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                              (8)
                                                                                                                     -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $ 4,462,067
                                                                                                                    =======

See notes to financial statements.


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                                               ----------------------------------
                                                                                                        1995             1996
                                                                                                      --------        --------
OPERATIONS:
    Investment income-net...................................................                   $     5,163,518  $   4,462,075
    Net realized gain (loss) on investments.................................                           (17,870)           107
    Net unrealized appreciation (depreciation) on investments for the year..                               115           (115)
                                                                                                      --------        --------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                         5,145,763      4,462,067
                                                                                                      --------        --------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................                        (5,163,518)    (4,462,075)
                                                                                                      --------        --------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold...........................................                       277,999,413    342,462,567
    Dividends reinvested....................................................                         4,792,453      4,189,968
    Cost of shares redeemed.................................................                      (280,765,588)  (337,465,853)
                                                                                                      --------        --------
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........                         2,026,278      9,186,682
                                                                                                      --------        --------
          TOTAL INCREASE IN NET ASSETS......................................                         2,008,523      9,186,674

NET ASSETS:
    Beginning of year.......................................................                       140,722,845    142,731,368
                                                                                                      --------        --------
    End of year.............................................................                     $ 142,731,368  $ 151,918,042
                                                                                                      ========        ========






See notes to financial statements.


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                                                YEAR ENDED SEPTEMBER 30,
                                                               ------------------------------------------------------------
PER SHARE DATA:                                                  1992        1993        1994        1995        1996
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of year...........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ----        ----        ----        ----        ----
    INVESTMENT OPERATIONS;
    Investment income-net........................                .034        .024        .025        .034        .030
                                                                 ----        ----        ----        ----        ----
    DISTRIBUTIONS;
    Dividends from investment income-net.........               (.034)      (.024)      (.025)      (.034)      (.030)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of year.................             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                3.45%      2.45%        2.54%       3.50%       3.04%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .20%        .28%        .20%        .42%        .68%
    Ratio of net investment income to average net assets         3.39%       2.41%       2.51%       3.45%       3.00%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                 .55%        .45%        .47%        .27%        .01%
    Net Assets, end of year (000's Omitted)......            $118,634    $135,096    $140,723    $142,731    $151,918


See notes to financial statements.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Pennsylvania Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $21,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $100 of the carryover expires in fiscal 2000, $3,600 of the carryover expires in fiscal 2003 and $17,800 of the carryover expires in fiscal 2004.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the Fund's aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. However, the Manager had undertaken from October 2, 1995 through December 4, 1995 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in the management fee, pursuant to the undertaking, amounted to $12,839 during the year ended September 30, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended September 30, 1996, the Fund was charged an aggregate of $93,609 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $47,237 during the period ended September 30, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Municipal Money Market Fund, including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian
 . An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Municipal Money Market Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
October 31, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1996 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).


[Dreyfus lion "d" logo]
DREYFUS PENNSYLVANIA MUNICIPAL
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                            104AR969
[Dreyfus logo]
Pennsylvania
Municipal
Money Market
Fund
Annual Report
September 30, 1996